UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7217

Waddell & Reed Advisors Asset Strategy Fund, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

      June 30, 2004

Waddell & Reed Advisors Asset Strategy Fund

CONTENTS

3	President's Letter
5	Managers' Discussion
8	Portfolio Highlights
9	Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Income Tax Information
33	Directors & Officers
38	Annual Privacy Notice
40	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Asset Strategy Fund, Inc. current prospectus and current Fund performance information.

President's Letter of Asset Strategy Fund

      June 30, 2004

DEAR SHAREHOLDER:

The 12-month period ended June 30, 2004 offered very positive results for many investors. The last half of 2003 showed exceptionally strong economic and market gains, while the first six months of 2004 offered considerably more restrained performance. Overall stock market returns were substantial, with the S&P 500 returning 19.12 percent for the 12-month period. Bonds, in comparison, showed lackluster performance and ended the period relatively flat.

A Year of Contrasts

A flurry of activity sent the economy and market spiraling upward in the last two quarters of 2003. The Jobs and Growth Tax Relief Reconciliation Act accelerated income tax reductions, provided parents with advance payments of child tax credits and slashed dividend and capital gains tax rates. The Federal Reserve Board cut interest rates to historic lows. Government spending increased significantly, and the Treasury engineered a decline in the value of the dollar. All of this fiscal and monetary stimulus had the intended effect: the economy improved sharply, with GDP rising more than eight percent from July to September. Corporate profits rose, the stock market experienced a huge rally and the year ended on a high note.

As 2004 unfolded, uncertainties began to cloud the landscape. The situation in Iraq, high energy prices, the anticipation of rising interest rates and concern over a possible economic slowdown in China all played a role in muting market returns. Investors also questioned the sustainability of the U.S. economic recovery, but fundamentals during the period were still quite strong. Corporate profits stayed on the upswing, business capital spending increased and consumer confidence was high. Fears of a "jobless recovery" were dissipated with the creation of hundreds of thousands of new jobs each month. (According to the Bureau of Labor Statistics, 1.4 million new jobs were created over the 12 months ended June 30, 2004.) Consumer spending continued to be robust.

The strong economy and expanding job growth led to growing concerns about inflation, and on June 30th, the Federal Reserve Board reacted by raising interest rates for the first time in nearly four years. But the increase was small - a quarter of a percentage point, from 1 percent to 1.25 percent - and the Fed announced that it would likely be "measured" when raising rates in the future.

Onward and Upward?

Looking ahead, we are reasonably optimistic about the economy and the markets. After the unsustainably rapid growth of 2003, which we feel was fueled primarily by the stimulus package of tax cuts and government spending, we think the economy will show slower, but still respectable, growth in the second half of 2004. We see GDP growth in the 3 to 3 1/2 percent range, steady job creation, relatively tame inflation and continued strength in corporate earnings. As long as inflation remains in check, we do not expect the Fed to aggressively raise interest rates. A gradual rise seems much more likely in our opinion.

As for the markets, we think that many of the current uncertainties will be resolved and that investors will once again focus on the positives. Today's front-page news will eventually become back-page news, and we believe that we will enter a new stage and phase of the market. We are strong believers in the idea that fundamentals drive stock prices - and, right now, we think the fundamentals are good.

When it comes to the financial markets, however, the only thing that is certain is uncertainty. That's why we firmly believe that the best way to achieve your long-term financial goals is to adhere to the fundamental principles of investing. Diversifying your portfolio among different asset classes and investment styles can potentially help reduce risk and maximize the potential for return. Investing regularly can lend discipline to your investment program. And knowing your risk tolerance, or how much risk you are comfortable in taking on, can better equip you to handle market fluctuations.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. Focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Questions and Comments

In the following pages of this report, your portfolio managers discuss factors that affected your Fund's performance over the past 12 months and offers an outlook for the future. If you have any questions or comments regarding this report or your investment in Waddell & Reed Advisors Funds, please contact your financial advisor or call us at 1.888.WADDELL. Please visit us online at www.waddell.com for the most current month-end performance information.

Thank you for your continuing confidence in the Waddell & Reed Advisors Funds.

Respectfully,
Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed Advisors Asset Strategy Fund, Inc. and are current only through the end of the period of the report as stated on the cover. The President's views are subject to change at any time based on market and other conditions and no forecasts can be guaranteed.

Managers' Discussion of Asset Strategy Fund

      June 30, 2004

An interview with Michael L. Avery and Daniel J. Vrabac,
portfolio managers of Waddell & Reed Advisors Asset Strategy Fund, Inc.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2004.

How did the Fund perform during the last fiscal year?

The Fund produced a positive return, but showed disappointing performance for the fiscal year. Class A shares of the Fund increased 7.49 percent before the impact of sales load, and, including the sales load impact, increased 1.31 percent. This compares with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 19.12 percent during the year; the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 0.38 percent for the year; and the Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit), which increased 1.08 percent for the year. The Lipper Flexible Portfolio Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives) increased 13.19 percent for the year. Multiple indexes are presented because the Fund invests in stocks and bonds, as well as other instruments.

It should be noted that the values for the benchmark indexes and the Lipper category do not reflect a sales load.

What factors affected the Fund's performance, relative to its benchmark indexes, during the fiscal year?

Although our equity selection was good - the equity-only portion of the Fund had a strong total return - asset allocation was poor. At the beginning of the year, about 26% of the Fund was invested in equities. Equities, as an asset class, had relatively better performance versus the other major asset classes. A low equity weighting as a percent of the total portfolio resulted in poor relative performance versus our peer group. Our higher weighting in the combined asset groups of fixed income, gold bullion and cash was predicated on an outlook, primarily of the U.S. economy, that we believed warranted assuming a defensive posture.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The U.S. economy has depended upon the aggressive use of three main policy tools: accommodative monetary policy (the Federal Reserve keeping short-term rates ultra-low), expansive fiscal policy (major tax cuts), and aggressive currency policy (the declining dollar). The market, in our opinion, is struggling with the question of whether or not the effect of these tools has played out.
In our view, the big question is: Will the much-hoped-for self-sustaining U.S. economic recovery occur? We think the coming quarter should go a long way toward answering that question. Although the second quarter of 2004 was robust, early indications for the third quarter indicate a much more subdued U.S. consumer. Add to that the complications and uncertainties inherent in the coming election, the ongoing war on terror, and the situation in Iraq, and we believe there is little incentive for investors to attempt to improve return, in the near-term, by dramatically increasing portfolio risk.

Another concern weighing on the market is the outlook for Chinese economic growth. Although there have been a number of calls for growth in China to slow dramatically this year, the Chinese economy continues to grow at a very rapid rate. Barring policy mistakes by the Chinese government, we continue to see a healthy domestic economy in China. We believe that the ramification of this, however, may be higher domestic inflation in China, which we feel will eventually find its way into the U.S. We think this will be a cause of concern for central banks globally and could require tighter monetary policies. We also expect better-than-expected growth in Japan over the next year as it benefits from growth in China as well as a more solid economic footing. Finally, we think commodity-exporting countries in Latin America should continue to do well as demand from Asia continues to be strong. We remain subdued on European opportunities in general.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We have increased the equity portion of the portfolio substantially. We believe that the portfolio is positioned to take advantage of the fundamental long-term trends that we perceive in the global economy. Although we believe the U.S. will continue to dominate on an absolute basis for many years, we feel that the relative shares of the economic pie are shifting - dramatically so - in the direction of Asia. Therefore, we continue to invest in areas that we feel take advantage of that theme: industrial commodities, agricultural commodities and energy. We are putting strong emphasis on Japan and the rest of Asia. We are also selectively adding to U.S. names in niches of the economy that we believe should continue to do well.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Our base case is that growth in the U.S. won't be as strong as anticipated, but neither will we fall back into recession. We see growth somewhat below the fairly high trend of recent quarters. However, in spite of a slower U.S. economy, our outlook for inflation is that the pace gradually accelerates. We believe that U.S. interest rates, and rates in most parts of the world, are heading higher over the next year. We continue to believe that growth prospects in Asia will exceed those of other areas of the world over the next several years. Therefore, when available and properly valued, investments will be made that we believe are able to take advantage of this outlook.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Asset Strategy Fund, Inc., Class A Shares(1)	$19,738
S&P 500 Index(2)	$26,581
Citigroup Broad Investment Grade Index(2)	$19,233
Citigroup Short-Term Index for 1 Month Certificates of Deposit(2)	$14,905
Lipper Flexible Portfolio Funds Universe Average(2)	$21,441

W&R ADVISORS ASSET STRATEGY FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED JUNE 30, 2004
		W&R ADVISORS ASSET STRATEGY FUND CLASS A SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE DEBT	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT	LIPPER FLEXIBLE PORTFOLIO FUNDS UNIVERSE AVERAGE

4-1	1995	9,425	10,000	10,000	10,000	10,000
9-30	1995	10,271	11,825	10,813	10,301	11,354
9-30	1996	10,221	14,230	11,348	10,883	12,796
9-30	1997	12,006	19,992	12,449	11,494	16,040
9-30	1998	12,954	21,812	13,878	12,154	16,355
9-30	1999	13,848	27,878	13,841	12,789	18,954
9-30	2000	18,538	31,570	14,799	13,594	21,646
6-30	2001	17,626	27,148	15,978	14,177	20,360
6-30	2002	17,777	22,256	17,335	14,525	18,563
6-30	2003	18,362	22,315	19,161	14,746	18,943
6-30	2004	19,738	26,581	19,233	14,905	21,441

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)

Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of March 31, 1995.

Average Annual Total Return(3)

	Class A	Class B	Class C	Class Y

1-year period ended 6-30-04	1.31%	2.63%	6.71%	7.92%
5-year period ended 6-30-04	6.03%	-	-	7.71%
Since inception of Class(4) through 6-30-04	7.62%	6.27%	6.76%	8.20%

(3)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)

3-9-95 for Class A shares, 10-6-99 for Class B shares, 10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND

Portfolio Highlights

On June 30, 2004, Waddell & Reed Advisors Asset Strategy Fund, Inc. had net assets totaling $555,614,185 invested in a diversified portfolio of:

65.02%	Common Stocks
14.24%	Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts
8.23%	Bullion
7.11%	Corporate Debt Securities
2.96%	United States Government Securities
2.44%	Other Government Securities

As a shareholder of Waddell & Reed Advisors Asset Strategy Fund, Inc., for every $100 you had invested on June 30, 2004, your Fund owned:

Common Stocks	$65.02
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$14.24
Bullion	$8.23
Corporate Debt Securities	$7.11
United States Government Securities	$2.96
Other Government Securities	$2.44

The Investments of Asset Strategy Fund

June 30, 2004
BULLION - 8.23%	Troy Ounces	Value

Gold	116,033	$45,737,221

(Cost: $41,815,306)

COMMON STOCKS	Shares

Aircraft - 2.03%
Lockheed Martin Corporation	108,000	5,624,640
United Technologies Corporation	62,000	5,671,760

		11,296,400

Aluminum - 2.89%
Alcoa Incorporated	337,900	11,160,837
Aluminum Corporation of China Limited, H Shares (A)	9,154,000	4,899,926

		16,060,763

Beverages - 1.82%
Coca-Cola Company (The)	200,200	10,106,096

Capital Equipment - 3.77%
Caterpillar Inc.	109,800	8,722,512
Deere & Company	88,100	6,179,334
Kubota Corporation (A)	1,142,000	6,056,971

		20,958,817

Coal - 1.81%
Peabody Energy Corporation	179,300	10,039,007

Communications Equipment - 0.69%
Foundry Networks, Inc.*	270,600	3,811,401

Computers - Peripherals - 0.82%
Lexmark International, Inc.*	47,200	4,556,216

Construction Materials - 1.83%
Cemex, S.A. de C.V., ADR	349,923	10,182,759

Consumer Electronics - 0.99%
Matsushita Electric Industrial Co., Ltd. (A)	388,000	5,495,972

Electronic Components - 2.37%
Samsung Electronics Co., Ltd. (A)	31,935	13,183,033

Food and Related - 3.74%
Archer Daniels Midland Company	603,200	10,121,696
Bunge Limited	273,100	10,634,514

		20,756,210

Forest and Paper Products - 1.85%
Aracruz Celulose S.A., ADR	121,600	3,971,456
Weyerhaeuser Company	100,000	6,312,000

		10,283,456

Gold and Precious Metals - 4.15%
Agnico-Eagle Mines Limited	126,000	1,664,460
Barrick Gold Corporation	484,600	9,570,850
Open Joint Stock Company "Mining and Metallurgical Company Norilsk Nickel", ADR	103,950	5,696,460
Yanzhou Coal Mining Company Limited, Class H (A)	5,594,000	6,096,260

		23,028,030

Mining - 6.41%
Alumina Limited (A)	1,307,845	4,799,959
BHP Billiton Plc (A)	834,100	7,264,680
Freeport-McMoRan Copper & Gold Inc., Class B	356,822	11,828,649
Newmont Mining Corporation	72,700	2,817,852
Rio Tinto plc (A)	370,010	8,894,691

		35,605,831

Motor Vehicles - 5.18%
Honda Motor Co., Ltd. (A)	239,200	11,505,574
Hyundai Motor Company (A)	137,990	5,308,226
Toyota Motor Corporation (A)	296,500	11,984,180

		28,797,980

Multiple Industry - 7.30%
AU Optronics Corp., ADR	219,900	3,577,773
Companhia Vale do Rio Doce, ADR	264,300	12,567,465
General Electric Company	420,900	13,637,160
Hutchison Whampoa Limited, Ordinary Shares (A)	1,386,000	9,462,479
Ping An Insurance (Group) Company of China, Ltd. (A)(B)*	950,000	1,291,075

		40,535,952

Nonresidential Construction - 0.98%
Hyundai Heavy Industries Co., Ltd. (A)	230,275	5,470,401

Petroleum - International - 6.21%
Anadarko Petroleum Corporation	185,400	10,864,440
Burlington Resources Inc.	259,300	9,381,474
Exxon Mobil Corporation	320,800	14,246,728

		34,492,642

Real Estate Investment Trust - 2.73%
Keppel Land Limited (A)	2,345,000	2,193,499
Mitsubishi Estate Co., Ltd. (A)	520,000	6,438,480
Mitsui Fudosan Co., Ltd. (A)	548,000	6,554,652

		15,186,631

Restaurants - 0.98%
Panera Bread Company, Class A*	151,100	5,413,913

Retail - General Merchandise - 1.16%
Costco Wholesale Corporation	156,800	6,453,888

Utilities - Electric - 3.00%
Dominion Resources, Inc.	129,200	8,149,936
Huaneng Power International, Inc., H Shares (A)	9,554,000	8,513,186

		16,663,122

Utilities - Gas and Pipeline - 1.45%
FirstEnergy Corp.	215,900	8,076,819

Utilities - Telephone - 0.86%
China Telecom Corporation Limited (A)	13,692,000	4,783,607

TOTAL COMMON STOCKS - 65.02%		$361,238,946

(Cost: $336,334,581)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Aircraft - 0.37%
Raytheon Company,
6.5%, 7-15-05	$2,000	2,070,294

Banks - 0.10%
Norwest Financial, Inc.,
7.6%, 5-3-05	537	559,934

Capital Equipment - 0.46%
Hyundai Motor Company,
5.3%, 12-19-08 (B)	2,600	2,558,621

Construction Materials - 0.58%
Hanson Overseas B.V.,
6.75%, 9-15-05	3,100	3,240,867

Finance Companies - 0.36%
Toyota Motor Credit Corporation,
4.05%, 11-30-04	2,000	2,016,840

Food and Related - 0.85%
ConAgra, Inc.,
7.5%, 9-15-05	1,030	1,083,538
Sara Lee Corporation,
6.45%, 9-26-05	3,500	3,646,437

		4,729,975

Forest and Paper Products - 0.30%
Abitibi-Consolidated Inc.,
8.3%, 8-1-05	1,625	1,681,792

Furniture and Furnishings - 0.12%
Leggett & Platt, Incorporated,
7.65%, 2-15-05	650	668,842

Leisure Time Industry - 0.24%
Royal Caribbean Cruises Ltd.,
8.125%, 7-28-04	1,300	1,304,550

Multiple Industry - 0.36%
National Rural Utilities Cooperative Finance Corporation,
3.0%, 2-15-06	2,000	2,002,522

Publishing - 0.15%
Pearson Inc.,
7.375%, 9-15-06 (B)	750	813,475

Railroad - 0.25%
MRS Logistica S.A.,
10.625%, 8-15-05	1,400	1,400,000

Retail - Specialty Stores - 0.10%
Lowe's Companies, Inc.,
7.5%, 12-15-05	500	532,517

Utilities - Electric - 1.32%
Dominion Resources, Inc.,
7.625%, 7-15-05	2,000	2,100,982
Scana Corporation,
1.7%, 11-15-06	5,250	5,252,714

		7,353,696

Utilities - Gas and Pipeline - 0.76%
Consolidated Natural Gas Company,
7.25%, 10-1-04	1,500	1,518,626
Sonat Inc.,
6.875%, 6-1-05	1,500	1,503,750
Wisconsin Gas Company,
6.375%, 11-1-05	1,135	1,185,749

		4,208,125

Utilities - Telephone - 0.79%
Comtel Brasileira Ltda.,
10.75%, 9-26-04	500	506,900
Verizon Global Funding Corp. and Verizon
Communications Inc.,
6.75%, 12-1-05	1,500	1,580,937
Open Joint Stock Company "Vimpel-Communications",
10.0%, 6-16-09 (B)	2,300	2,300,000

		4,387,837

TOTAL CORPORATE DEBT SECURITIES - 7.11%		$39,529,887

(Cost: $39,283,936)

OTHER GOVERNMENT SECURITIES

Japan - 2.03%
Japanese Government 15 Year Floating Rate Bond,
0.62%, 1-20-18 (C)	JPY1,200,000	11,271,913

Korea - 0.41%
Korea Development Bank (The),
1.47%, 10-29-06	$2,300	2,289,346

TOTAL OTHER GOVERNMENT SECURITIES - 2.44%		$13,561,259

(Cost: $13,502,254)

UNITED STATES GOVERNMENT SECURITIES

Mortgage-Backed Obligations - 2.07%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.5%, 7-15-19	9,583	762,482
5.0%, 2-15-20	5,643	695,019
5.0%, 6-15-22	7,990	692,502
5.0%, 7-15-22	27,414	2,556,209
5.5%, 8-15-22	7,898	1,183,410
5.5%, 12-15-22	2,744	412,222
5.0%, 1-15-23	5,346	521,020
5.5%, 9-15-23	9,761	1,115,113
5.5%, 10-15-23	20,458	2,391,398
Federal National Mortgage Association Agency REMIC/CMO,
5.5%, 11-25-25	9,312	1,168,822

		11,498,197

Treasury Obligation - 0.89%
United States Treasury Note,
1.125%, 6-30-05	5,000	4,954,100

TOTAL UNITED STATES GOVERNMENT SECURITIES - 2.96%		$16,452,297

(Cost: $15,575,946)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - (0.10%)	Face Amount in Thousands

Australian Dollar, 5-19-05 (C)	AUD17,500	(115,018)
British Pound, 11-24-04 (C)	GBP4,648	3,845
British Pound, 11-24-04 (C)	4,648	(176,160)
Euro, 1-31-05 (C)	EUR13,900	(342,294)
Japanese Yen, 1-31-05 (C)	JPY1,756,404	(342,110)
Japanese Yen, 8-5-04 (C)	578,906	38,208
Japanese Yen, 8-5-04 (C)	578,906	114,492
Japanese Yen, 11-24-04 (C)	911,876	(78,522)
Japanese Yen, 11-24-04 (C)	911,876	334,293

		$(563,266)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Aluminum - 0.47%
Alcan Aluminum Corp.:
1.6%, 7-1-04	$412	412,000
1.5%, 7-6-04	2,213	2,212,539

		2,624,539

Capital Equipment - 0.31%
John Deere Credit Limited (Deere (John) Capital Corporation),
1.42%, 7-15-04	1,750	1,749,034

Containers - 0.54%
Bemis Company, Inc.,
1.12%, 7-6-04	3,000	2,999,533

Electrical Equipment - 0.90%
W.W. Grainger, Inc.,
1.2%, 7-26-04	5,000	4,995,833

Finance Companies - 0.36%
USAA Capital Corp.,
1.25%, 7-9-04	2,000	1,999,444

Food and Related - 0.36%
Nestle Capital Corp.,
1.13%, 7-2-04	2,000	1,999,937

Health Care - Drugs - 0.54%
Abbott Laboratories,
1.27%, 7-7-04	3,000	2,999,365

Health Care - General - 0.17%
Baxter International Inc.:
1.42%, 7-6-04	754	753,851
1.42%, 7-9-04	185	184,942

		938,793

Household - General Products - 0.51%
Colgate-Palmolive Company,
1.32%, 7-19-04	2,832	2,830,131

Multiple Industry - 0.12%
BOC Group Inc. (DE),
1.32%, 7-6-04	640	639,883

Publishing - 0.90%
Gannett Co., Inc.,
1.11%, 7-8-04	5,000	4,998,931

Retail - General Merchandise - 1.80%
Wal-Mart Stores, Inc.:
1.08%, 7-6-04	5,000	4,999,250
1.22%, 7-27-04	5,000	4,995,595

		9,994,845

Security and Commodity Brokers - 0.03%
UBS Finance Delaware LLC,
1.35%, 7-2-04	178	177,993

Utilities - Electric - 0.90%
PacifiCorp,
1.21%, 7-9-04	5,000	4,998,656

Utilities - Telephone - 3.42%
BellSouth Corporation,
1.04%, 7-1-04	5,000	5,000,000
SBC International Inc. (SBC Communications Inc.),
1.13%, 7-12-04	14,000	13,995,166

		18,995,166

Total Commercial Paper - 11.33%		62,942,083

Municipal Obligation - 0.90%
California
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds, Air Products Manufacturing Corporation, Taxable Series 1997A,
1.11%, 7-1-04	5,000	5,000,000

United States Government Security - 2.33% Treasury Obligation
United States Treasury Bill,
1.13%, 10-28-04 (D)	13,000	12,951,742

TOTAL SHORT-TERM SECURITIES - 14.56%		$80,893,825

(Cost: $80,893,825)

TOTAL INVESTMENT SECURITIES - 100.22%		$556,850,169

(Cost: $527,405,848)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.22%)		(1,235,984)

NET ASSETS - 100.00%		$555,614,185

Notes to Schedule of Investments

*	No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
(B)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the total value of these securities amounted to $6,963,171 or 1.25% of net assets.

(C)	Principal amounts are denominated in the indicated foreign currency, where applicable (AUD - Australian Dollar, EUR - Euro, GBP - British Pound, JPY - Japanese Yen).
(D)	Security serves as collateral for the following open futures contract at June 30, 2004. (See Note 7 to financial statements):
	Underlying Security	Number of Contracts	Expiration Date	Cost	Market Value

	S&P 500 Index	49	16-Sep-04	$13,987,909	$13,969,900

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

ASSET STRATEGY FUND
June 30, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (Notes 1 and 3):
Securities (cost - $485,591)	$511,113
Bullion (cost - $41,815)	45,737

556,850
Cash	561
Receivables:
Dividends and interest	1,467
Fund shares sold	1,008
Variation margin (Note 7)	56
Prepaid and other assets	21

Total assets	559,963

LIABILITIES
Payable for investment securities purchased	2,782
Payable to Fund shareholders	1,191
Accrued shareholder servicing (Note 2)	199
Accrued service fee (Note 2)	92
Accrued accounting and administrative services fees (Note 2)	12
Accrued management fee (Note 2)	11
Accrued distribution fee (Note 2)	6
Other	56

Total liabilities	4,349

Total net assets	$555,614

NET ASSETS
$0.01 par value capital stock:
Capital stock	$815
Additional paid-in capital	515,532
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1,896
Accumulated undistributed net realized gain on investment transactions	7,933
Net unrealized appreciation in value of securities	30,008
Net unrealized depreciation in value of forward currency contracts	(563)
Net unrealized depreciation in value of futures contracts	(18)
Net unrealized appreciation in value of foreign currency exchange	11

Net assets applicable to outstanding units of capital	$555,614

Net asset value per share (net assets divided by shares outstanding):
Class A	$6.82
Class B	$6.82
Class C	$6.82
Class Y	$6.82
Capital shares outstanding:
Class A	69,179
Class B	9,029
Class C	2,952
Class Y	322
Capital shares authorized	1,000,000

See Notes to Financial Statements.

Statement of Operations

ASSET STRATEGY FUND
For the Fiscal Year Ended June 30, 2004
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $129)	$5,465
Interest and amortization	5,218

Total income	10,683

Expenses (Note 2):
Investment management fee	3,761
Shareholder servicing:
Class A	1,462
Class B	276
Class C	80
Class Y	4
Service fee:
Class A	1,101
Class B	148
Class C	47
Distribution fee:
Class A	43
Class B	445
Class C	141
Accounting and administrative services fees	147
Custodian fees	102
Legal fees	30
Audit fees	21
Other	208

Total expenses	8,016

Net investment income	2,667

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	16,708
Realized net loss on futures contracts	(4,549)
Realized net gain on written options	359
Realized net gain on purchased options	1,065
Realized net gain on foreign currency transactions	3,419

Realized net gain on investments	17,002

Unrealized appreciation in value of securities during the period	17,350
Unrealized appreciation in value of futures contracts during the period	133
Unrealized appreciation in value of foreign currency during the period	8
Unrealized appreciation in value of forward currency contracts during the period	359

Unrealized appreciation in value of investments during the period	17,850

Net gain on investments	34,852

Net increase in net assets resulting from operations	$37,519

See Notes to Financial Statements.

Statement of Changes in Net Assets

ASSET STRATEGY FUND
(In Thousands)

	For the fiscal year ended June 30,

	2004	2003

INCREASE IN NET ASSETS
Operations:
Net investment income	$2,667	$4,132
Realized net gain on investments	17,002	4,637
Unrealized appreciation	17,850	8,998

Net increase in net assets resulting from operations	37,519	17,767

Distributions to shareholders from net investment income (Note 1F):(1)
Class A	(4,708)	(3,766)
Class B	(36)	(77)
Class C	(27)	(35)
Class Y	(29)	(22)

	(4,800)	(3,900)

Capital share transactions (Note 5)	9,650	219,590

Total increase	42,369	233,457
NET ASSETS
Beginning of period	513,245	279,788

End of period	$555,614	$513,245

Undistributed net investment income	$1,896	$610

(1)See "Financial Highlights" on pages 21 - 24.

See Notes to Financial Statements.

Financial Highlights

ASSET STRATEGY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended September 30,
	2004	2003	2002	6-30-01		2000	1999

Net asset value, beginning of period	$6.41	$6.27	$6.34	$7.53		$5.82	$5.78

Income (loss) from investment operations:
Net investment income	0.04	0.07	0.11	0.11		0.04	0.09
Net realized and unrealized gain (loss) on investments	0.44	0.14	(0.06)	(0.44)		1.88	0.29

Total from investment operations	0.48	0.21	0.05	(0.33)		1.92	0.38

Less distributions:
From net investment income	(0.07)	(0.07)	(0.12)	(0.11)		(0.03)	(0.10)
From capital gains	(0.00)	(0.00)	(0.00)	(0.69)		(0.18)	(0.24)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.06)		(0.00)	(0.00)

Total distributions	(0.07)	(0.07)	(0.12)	(0.86)		(0.21)	(0.34)

Net asset value, end of period	$6.82	$6.41	$6.27	$6.34		$7.53	$5.82

Total return(1)	7.49%	3.30%	0.86%	-4.92%		33.87%	6.90%
Net assets, end of period (in millions)	$472	$438	$235	$143		$89	$48
Ratio of expenses to average net assets	1.37%	1.36%	1.41%	1.42	%(2)	1.55%	1.90%
Ratio of net investment income to average net assets	0.62%	1.13%	1.84%	2.45	%(2)	0.74%	1.55%
Portfolio turnover rate	206%	122%	167%	115%		174%	177%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

ASSET STRATEGY FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the period from 10-6-99(1) through
	2004	2003	2002	6-30-01		9-30-00

Net asset value, beginning of period	$6.40	$6.27	$6.34	$7.50		$5.89

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.01	0.06	0.06		0.01
Net realized and unrealized gain (loss) on investments	0.44	0.13	(0.06)	(0.42)		1.79

Total from investment operations	0.42	0.14	0.00	(0.36)		1.80

Less distributions:
From net investment income	(0.00)*	(0.01)	(0.07)	(0.05)		(0.01)
From capital gains	(0.00)	(0.00)	(0.00)	(0.69)		(0.18)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.06)		(0.00)

Total distributions	(0.00)	(0.01)	(0.07)	(0.80)		(0.19)

Net asset value, end of period	$6.82	$6.40	$6.27	$6.34		$7.50

Total return	6.63%	2.25%	0.00%	-5.38%		31.71%
Net assets, end of period (in millions)	$62	$55	$33	$19		$7
Ratio of expenses to average net assets	2.27%	2.26%	2.27%	2.26	%(2)	2.29	%(2)
Ratio of net investment income (loss) to average net assets	-0.28%	0.23%	0.98%	1.63	%(2)	0.22	%(2)
Portfolio turnover rate	206%	122%	167%	115%		174	%(3)

  *Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

Financial Highlights

ASSET STRATEGY FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the period from 10-5-99(1) through
	2004	2003	2002	6-30-01		9-30-00

Net asset value, beginning of period	$6.40	$6.27	$6.34	$7.51		$5.86

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.01	0.06	0.07		0.01
Net realized and unrealized gain (loss) on investments	0.44	0.13	(0.06)	(0.43)		1.83

Total from investment operations	0.43	0.14	0.00	(0.36)		1.84

Less distributions:
From net investment income	(0.01)	(0.01)	(0.07)	(0.06)		(0.01)
From capital gains	(0.00)	(0.00)	(0.00)	(0.69)		(0.18)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.06)		(0.00)

Total distributions	(0.01)	(0.01)	(0.07)	(0.81)		(0.19)

Net asset value, end of period	$6.82	$6.40	$6.27	$6.34		$7.51

Total return	6.71%	2.30%	0.00%	-5.44%		32.47%
Net assets, end of period (in millions)	$20	$18	$10	$5		$2
Ratio of expenses to average net assets	2.22%	2.18%	2.26%	2.26	%(2)	2.25	%(2)
Ratio of net investment income (loss) to average net assets	-0.23%	0.31%	0.98%	1.62	%(2)	0.30	%(2)
Portfolio turnover rate	206%	122%	167%	115%		174	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

Financial Highlights

ASSET STRATEGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended September 30,
	2004	2003	2002	6-30-01		2000	1999

Net asset value, beginning of period	$6.41	$6.27	$6.34	$7.53		$5.83	$5.78

Income (loss) from investment operations:
Net investment income	0.07	0.09	0.13	0.14		0.08	0.12
Net realized and unrealized gain (loss) on investments	0.44	0.14	(0.05)	(0.45)		1.86	0.28

Total from investment operations	0.51	0.23	0.08	(0.31)		1.94	0.40

Less distributions:
From net investment income	(0.10)	(0.09)	(0.15)	(0.13)		(0.06)	(0.11)
From capital gains	(0.00)	(0.00)	(0.00)	(0.69)		(0.18)	(0.24)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.06)		(0.00)	(0.00)

Total distributions	(0.10)	(0.09)	(0.15)	(0.88)		(0.24)	(0.35)

Net asset value, end of period	$6.82	$6.41	$6.27	$6.34		$7.53	$5.83

Total return	7.92%	3.69%	1.27%	-4.61%		34.21%	7.35%
Net assets, end of period (in thousands)	$2,194	$2,040	$1,688	$698		$474	$284
Ratio of expenses to average net assets	0.97%	0.96%	0.99%	1.02	%(1)	1.26%	1.49%
Ratio of net investment income to average net assets	1.03%	1.49%	2.23%	2.84	%(1)	1.16%	1.96%
Portfolio turnover rate	206%	122%	167%	115%		174%	177%

(1)Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

      June 30, 2004

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Asset Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return over the long term through investments in stocks, bonds and short-term instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

E. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

F. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2004, $489,523 was reclassified between accumulated undistributed net realized gain on investment transactions and additional paid-in capital. Net investment income, accumulated undistributed net investment income and net assets were not affected by this change.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5792 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,003,768. During the period ended June 30, 2004, W&R received $162,908 and $7,928 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $2,046,385 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $24,203, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $687,806,694, while proceeds from maturities and sales aggregated $529,888,700. Purchases of options aggregated $7,020,174, while proceeds from sales of options aggregated $8,085,454. Purchases of short-term securities and United States Government obligations aggregated $1,763,390,062 and $166,295,995, respectively. Proceeds from maturities and sales of short-term securities and United States Government obligations aggregated $1,691,119,459 and $348,518,900, respectively. Purchases of gold bullion aggregated $19,384,471, while proceeds from sales aggregated $32,595,008.

For Federal income tax purposes, cost of investments owned at June 30, 2004 was $527,699,532, resulting in net unrealized appreciation of $29,150,637, of which $34,497,041 related to appreciated securities and $5,346,404 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2004 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$6,442,121
Distributed ordinary income	4,799,649
Undistributed ordinary income	2,262,087

Realized long-term capital gains	7,855,442
Distributed long-term capital gains	-
Undistributed long-term capital gains	7,855,442

Capital loss carryover	-

Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

United Gold & Government Fund, Inc. ("UGG"), one of the mutual funds managed by WRIMCO, was merged into the Fund as of June 30, 1999. At the time of the merger UGG had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $489,523 for the periods ending June 30, 2005 and June 30, 2006 plus any unused limitations from prior years.

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30,

	2004	2003

Shares issued from sale of shares:
Class A	19,516	44,989
Class B	2,413	5,093
Class C	1,215	2,529
Class Y	89	384
Shares issued from reinvestment of dividends:
Class A	693	590
Class B	5	12
Class C	4	6
Class Y	4	3
Shares redeemed:
Class A	(19,434)	(14,685)
Class B	(1,953)	(1,804)
Class C	(1,071)	(1,288)
Class Y	(90)	(338)

Increase in outstanding capital shares	1,391	35,491

Value issued from sale of shares:
Class A	$130,352	$278,868
Class B	16,032	31,580
Class C	8,114	15,686
Class Y	595	2,380
Value issued from reinvestment of dividends:
Class A	4,664	3,730
Class B	36	76
Class C	26	35
Class Y	29	22
Value redeemed:
Class A	(129,480)	(91,448)
Class B	(13,018)	(11,229)
Class C	(7,108)	(8,028)
Class Y	(592)	(2,082)

Increase in outstanding capital	$9,650	$219,590

NOTE 6 - Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

Transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at June 30, 2003	-	$-
Options written	28,900	5,622,716
Options terminated in closing purchase transactions	(27,921)	(5,603,136)
Options exercised	-	-
Options expired	(979)	(19,580)

Outstanding at June 30, 2004	-	$-

Transactions in written put options were as follows:

	Number of Contracts	Premiums Received

Outstanding at June 30, 2003	-	$-
Options written	436	51,010
Options terminated in closing purchase transactions	(436)	(51,010)
Options exercised	-	-
Options expired	-	-

Outstanding at June 30, 2004	-	$-

NOTE 7 - Futures

No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contract, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Asset Strategy Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Asset Strategy Fund, Inc. (the "Fund"), as of June 30, 2004, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Asset Strategy Fund, Inc. as of June 30, 2004, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 13, 2004

Income Tax Information

The amounts of the distributions below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:

		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A
9-10-03	$0.0100	$0.0038	$0.0062	$-	$0.0023	$0.0077	$-
12-17-03	0.0150	0.0150	-	-	0.0107	0.0043	-
3-10-04	0.0220	0.0111	0.0109	-	0.0050	0.0170	-
6-16-04	0.0220	0.0111	0.0109	-	0.0050	0.0170	-

	$0.0690	$0.0410	$0.0280	$-	$0.0230	$0.0460	$-

Class B
6-16-04	$0.0040	$0.0020	$0.0020	$-	$0.0009	$0.0031	$-

Class C
6-16-04	$0.0090	$0.0045	$0.0045	$-	$0.0020	$0.0070	$-

Class Y
9-10-03	$0.0170	$0.0064	$0.0106	$-	$0.0038	$0.0132	$-
12-17-03	0.0210	0.0210	-	-	0.0149	0.0061	-
3-10-04	0.0290	0.0146	0.0144	-	0.0066	0.0224	-
6-16-04	0.0290	0.0146	0.0144	-	0.0066	0.0224	-

	$0.0960	$0.0566	$0.0394	$-	$0.0319	$0.0641	$-

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Asset Strategy Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (65)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (71)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (37)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (84)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (80)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1995
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1995 Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (67)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 70
Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chairman, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present); Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frank J. Ross, Jr. (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 70
Director since: 1995; Chairman of the Board of Directors since: 1998
Principal Occupation(s) During Past 5 Years: Chairman, Director and Chief Executive Officer of WDR (1998 to present); Chairman and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999)
Other Directorships held by Director: Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

Officers

Theodore W. Howard (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Vice President, Treasurer and Principal Accounting Officer, 9 years; Principal Financial Officer, 2 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1017A (6-04)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2004, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2003	$15,900
		2004	17,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2003	$1,250
		2004	1,500

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2003	$2,390
		2004	2,500

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2003	$888
		2004	786

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,528 and $4,786 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $108,875 and $149,072 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant has no such procedures.

ITEM 10. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Asset Strategy Fund, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date September 13, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date September 13, 2004

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date September 13, 2004